UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2023

OCA Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39901	85-2218652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 201-8533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one redeemable warrant	OCAXU	The Nasdaq Stock Market LLC
Share of Class A Common Stock, par value $0.0001 per share, included as part of the Units	OCAX	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OCAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 18, 2023, OCA Acquisition Corp. (“OCA”) convened and then adjourned until January 19, 2023 at 9:00 a.m., Eastern Time, without conducting any other business, OCA’s special meeting of stockholders (the “Special Meeting”) relating to its previously announced proposed extension of its deadline to complete an initial business combination. The only proposal submitted for a vote of the stockholders at the Special Meeting was the approval of the adjournment of such meeting to a later date or dates (the “Adjournment Proposal”). The Adjournment Proposal is described in greater detail in the definitive proxy statement of OCA, which was filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2022 (the “Proxy Statement”).

As of the close of business on December 22, 2022, the record date for the Special Meeting, there were 14,950,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and 3,737,500 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”, and together with Class A Common Stock, the “Common Stock”), outstanding. Each share of Common Stock was entitled to one vote on the Adjournment Proposal. The shares of Class A Common Stock and Class B Common Stock were voted as a single class. A total of 14,947,294 shares of common stock, representing approximately 79.99% of the outstanding shares of common stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

OCA’s s stockholders approved the Adjournment Proposal by the votes set forth below:

For	Against	Abstain
12,313,489	2,483,652	150,153

Item 7.01 Regulation FD Disclosure

Furnished as Exhibit 99.1 hereto is a press release, dated January 18, 2023 (the “Press Release”), issued by OCA announcing that OCA convened and then adjourned, without conducting any other business, the Special Meeting until January 19, 2023 at 9:00 a.m., Eastern Time.

The information in this item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of OCA under the Securities of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (the “Current Report”) shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCA Acquisition Corp.

Date: January 18, 2023	By:	/s/ Jeffrey Glat
		Name:	Jeffrey Glat
		Title:	Chief Financial Officer

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